Financial Instruments (Details 1) - USD ($)	Aug. 31, 2018	Nov. 30, 2017
Total accounts receivable	$ 330,189	$ 756,468
Less allowance for doubtful accounts	(66,849)	(66,849)
Total accounts receivable, net	263,340	689,619
Not past due	263,330	689,619
Total accounts receivable, gross	330,189	756,468
Past due for more than 31 days but no more than 90 days [Member]
Past due	0	5,176
Past due for more than 120 days [Member]
Past due	$ 66,859	$ 61,673